CREATIVE TECHNOLOGIES CORP.

                        170 53RD STREET

                   BROOKLYN, NEW YORK  11232

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    TO BE HELD JULY 28, 1998



TO OUR SHAREHOLDERS:

The Annual Meeting of Shareholders of Creative Technologies Corp.
(the  "Company") will be held at the offices of the Company,  170
53rd  Street, Brooklyn, New York on July 28, 1998 at  10:00  A.M.
New York time, to consider the following proposals:

     1. To elect directors, each to serve for a term of one year or until his respective successor is elected and qualifies;

     2.   To approve and ratify the Company's 1998 Employee Stock
          Option Plan

     3.   To ratify the appointment of Goldstein Golub Kessler  &
          Company, P.C.
           as independent accountants of the Company; and

     4. To transact such other business as may properly come before the meeting.

Shareholders of record on the books of the Company at the close of business on June 1,1998 will be entitled to vote at the meeting or any adjournment thereof. A copy of the annual report containing the financial statements of the Company for the year 1997 is enclosed.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                              By Order of the Board of Directors



Dated:    New York, New York            David Selengut
     June 25, 1998                 Secretary
                  CREATIVE TECHNOLOGIES CORP.

                        170 53RD STREET

                   BROOKLYN, NEW YORK  11232

                        PROXY STATEMENT

                 ANNUAL MEETING OF SHAREHOLDERS

                         July 28, 1998



This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Creative Technologies Corp. (the "Company") of proxies in the enclosed form for the Annual Meeting of Shareholders to be held at the offices of the Company, 170 53rd Street, Brooklyn, New York on July 28, 1998, at 10:00 A.M. local time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

At the Annual Meeting the Shareholders will vote to:


     1.   Elect the directors of the Company;

     5.   To approve and ratify the Company's 1998 Employee Stock
          Option Plan;

     6.   Ratify  the  selection  of Goldstein  Golub  Kessler  &
          Company, P.C.
           as the Company's independent auditors; and

     7. Transact such other business as may properly come before the meeting.

The  Company  knows of no other matters to be  presented  at  the
Annual  Meeting.   If any additional matters should  be  properly
presented, proxies shall be voted in accordance with the judgment of the proxy holders.

Each shareholder of the Company is requested to complete, sign, date and return the enclosed proxy without delay in order to ensure that the shares owned by such shareholder are voted at the Annual Meeting. Any shareholder may revoke a proxy at any time before it is voted by: (i) delivering a written notice to the Secretary of the Company, at the address of the Company set forth above, stating that the proxy is revoked; (ii) executing a subsequent proxy and delivering it to the Secretary of the Company, or (iii) attending the Annual Meeting and voting in person. Each properly executed proxy returned will be voted as directed. In addition, if no directions are given or indicated, the persons named in the accompanying proxy intend to vote proxies in favor of the foregoing proposals.

The Company will bear the cost of soliciting proxies. Directors, officers and employees of the Company may solicit proxies personally or by telephone, telegram or mail. Such directors, officers and employees will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of the Common Stock held of record by such persons and the Company will, upon request, reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

The principal executive offices of the Company are located at 170 53rd Street, Brooklyn, New York 11232. The approximate date on which this Proxy Statement and the accompanying form of Proxy will first be sent or given to the Company's shareholders is June 25, 1998.


                        VOTING SECURITIES


Only holders of Shares of Common Stock, par value $.09 per share (the "Shares"), of record as at the close of business on June 1, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date there were issued and outstanding 4,117,444 Shares. Each outstanding Share is entitled to one vote upon all matters to be acted upon at the meeting. The holders of a majority of the outstanding Shares shall constitute a quorum. The affirmative vote of the holders of the majority of Shares present at the Annual Meeting and voting is necessary for the election of directors and for the approval of each resolution. Votes "withheld" will be counted as present at the meeting and, accordingly, will have the effect of a negative vote.

The holders of Shares are entitled to receive such dividends, if any, as may be declared, from time to time, by the Board of Directors from funds legally available therefor, subject to the dividend preferences of the Preferred Stock, if any. Upon liquidation or dissolution of the Company, the holders of Shares are entitled to share ratably in all assets available for distribution after payment of liabilities and liquidation preferences of the Preferred Stock, if any. Holders of Shares have no preemptive rights, no cumulative voting rights and no rights to convert their Shares into any other securities.


            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT


      The following table sets forth, as of June 1, 1998, certain information as to the stock ownership of each person known by the Company to own beneficially 5% or more of the Company's outstanding Shares, by each director of the Company who owns any Shares, and by all officers and directors as a group:

                                                       Percentage of
                                                       Class
Name of Beneficial       Numberof Shares of            As of
        Owner            Common Stock Owned (1)      June 1, 1998

Bonnie Septimus (2)       1,390,664                  37.2%
72 Lord Avenue
Lawrence, NY

David Guttmann (3)        1,526,738                  39%
170 53rd Street
Brooklyn, NY

Richard Helfman (4)       47,777                    1.6%
170 53rd Street
Brooklyn, NY

All officers and
  directors as a
group (4 persons)(5)      1,574,515                   40%



(1) Except as otherwise indicated, all shares are beneficially owned and sole voting and investment power is held by the persons named.

(2) A portion of the Common Stock is owned by Mrs. Septimus as nominee for certain members of her family and shares owned by her husband, as to which she disclaims beneficial interest of. Also includes shares of Common Stock issuable upon conversion of 1996-A Preferred Stock.

(3) A portion of the Common Stock is currently being held by Mr. Guttmann as nominee for certain members of his immediate family. Includes 16,666 shares issuable upon exercise of stock options. Also includes shares of Common Stock issuable upon conversion of 1996 and 1996-A Preferred Stock.

(4) Includes 25,000 shares underlying immediately exercisable options.

(5)  Includes  the  shares  described in footnotes  (3)  and  (4)
     above.


                    DIRECTORS OF THE COMPANY

   The Directors and Executive Officers of the Company are as
                            follows:

           Name                 Age       Title

           David  Guttmann       51        Chairman of the Board and
                                           Chief Executive Officer

           David Refson         52         Vice Chairman and
                                           Director

           Richard Helfman      51        Director and President

           David Selengut       42        Secretary

           David Guttmann has been a director and Chief Executive Officer of the Company since May 1994 and Chairman of the Board since May 1997. From June 1983 until May 1994, Mr. Guttmann was Chief Executive Officer of Applied Microbiology Inc., and was its chairman until October 1995. Mr. Guttmann also serves as Chairman of Ace Surgical Supply Co., Inc., a wholly owned subsidiary of the Company.

           David Refson has been Vice Chairman and a Director of the Company since January 1985. Mr. Refson is the President and principal stockholder of Newmarket Co. Limited of Liberia ("Newmarket"), which invests in various entities. Mr. Refson has been a private investor for more than the past five years and in his capacity as President of Newmarket, acts as a consultant to a number of foreign companies.

           Richard Helfman has been a Director of the Company since April 1990 and President since March 1990. From May 1987 to June 1989, Mr. Helfman was a commercial lending officer at The First New York Bank for Business, and from 1979 until May 1987, was a commercial lending officer at Extebank.

           David Selengut has been Secretary of the Company since September 1987. Mr. Selengut has been an attorney with Ellenoff Grossman & Schole LLP since May 1998, was a partner at the law firm of Bernstein and Wasserman LLP from June 1997 to April 1998 and was a Partner at the law firm of Singer Zamansky LLP from May 1995 until April 1997. Those firms have acted as counsel to the Company with respect to certain matters. From May 1988 until April 1995, he was an Associate in the law firm of Neiman Ginsburg & Mairanz P.C., New York, New York.

           Each of the Company's Directors has been elected to serve until the next annual meeting of the stockholders. The Company's executive officers are appointed annually by the
Company's Directors. Each of the Company's Directors and Officers continues to serve until his successor has been elected and qualified.

           To  the  Company's knowledge, there were no delinquent
16(a) filers for transactions in the Company's securities during the year ended December 31, 1997.

           To the Company's knowledge, there are no material proceedings to which any Director or executive officer of the Company, or any associate of any such Director or executive officer, is a party adverse to the Company or has an interest adverse to the Company. Each of the directors attended each of the Board of Directors meetings in 1997.


                     EXECUTIVE COMPENSATION


           The   compensation   paid  to  the   Company's   Chief
Executive Officer and to each of the other executive officers whose total compensation exceeded $100,000 during each of the preceding three fiscal years is as follows:

                              1997 SUMMARY COMPENSATION TABLE


                                 Annual                         Long-Term
                               Compensation                   Compensation

                                                Other Annual     Awards
Name and Principal  Year      Salary           Compensation    Options
Position                         ($)            ($)              (#)

David Guttmann, Chief
Executive  Officer  1997    $122,596                          16,666(1)

                    1996  $50,000

                     1995  $128,218

Richard Helfman,
President           1997   $147,115                          25,000(1)

                    1996   $180,000

                   1995    $187,692     -0-



(1) Represents options previously granted with the exercise price lowered to $.44 on August 21, 1997.

                     OPTION GRANTS IN 1997

                              Percent of Total
               Options        Options Granted to       Exercise    Expiration
Name           Granted        Employees in FiscalYear  Price      Date
(a)              (b)               1997                $

David Guttmann,
Chief Executive    16,666(1)      14%                .44         May 26, 2004
Officer

Richard Helfman   16,666(1)        14%              .44          May 25, 2004
                   8,333(1)        7%               .44        April 30, 2001

(1) Represents options previously granted with the exercise price lowered to $.44 per share on August 21, 1997.


     AGGREGATED OPTION EXERCISES IN 1997 AND FOR YEAR-END  OPTION
VALUES
                                        Number of      Value of
                                       Unexercised      Unexercised
                                         Options       in-the-Money
                                        at Fiscal      Options
                                        Year End       at Fiscal
                                         (#)             Year-End ($)
             Shares         Value
             Acquired on    Realized  Exercisable/        Exercisable/
             Exercise (#)   ($)       Unexercisable       Unexerciable
 Name            (b)         (c)       (d)                 (e)
 (a)

David Guttmann    -0-       -0-       16,666/0              -0-


Richard Helfman    -0-       -0-       25,000/0             -0-


     At a Board of Directors meeting held on August 21, 1997, the Board of Directors determined that it should lower the exercise price of 116,663 stock options previously issued to officers and employees of the Company from $2.05 per share to $.44 per share, the market price on August 21, 1997. These persons agreed to a reduction in their salary to help the Company out of its cash flow problem.

     The Company maintained a Qualified Retirement Plan and Trust for qualified employees effective as of January 1, 1993. Under the plan, a profit sharing plan, the Company's contributions are discretionary. The Company terminated the Plan in 1996.


         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Barry Septimus and David Guttmann, personally guaranteed certain indebtedness of the Company in the amount of $2,682,000 as of March 31, 1998. In addition, in March 1996, David Guttmann agreed to repay the remainder of the term loan owed to a prior lender in the amount of $333,333. The Company agreed to issue a total of 111,111 Shares of Common Stock to his designees in consideration of the assumption of this debt.

          In March 1993, the Company borrowed $600,000 from an affiliated entity of David Refson, director of the Company. In January, 1995, the Company borrowed an additional $400,000 from that entity. Interest on these loans is 12% per annum and are due upon demand. This loan is also guaranteed by David Guttmann and Barry Septimus.

     The Company and Ace's executive offices at 170 53rd Street, Brooklyn, New York, are leased from an entity owned by Barry Septimus and David Guttmann. The lease expires May 31, 2011 and provides for annual rent of $750,000, including real estate taxes. Rent expense for the Brooklyn facility for 1997 was $638,000. The Company believes that the rent is not higher than would be paid to a non-affiliated company.

          In December 1996, the Company and Ace obtained lines of credit from Century Business Credit Corporation ("Century") which is currently up to a maximum of $650,000 and $2,500,000 respectively but in the aggregate no more than $3,000,000. David Guttmann guaranteed up to $1,000,000 of the Company's and its subsidiaries' obligations to Century.

     On October 27, l997, the Company executed and closed a transaction pursuant to an Agreement and Plan of Merger (the "Agreement") between the Company, CTC Acquisition Corporation ("Subsidiary"), Ace Surgical Supply Co., Inc. ("Ace") and David Guttmann and Barry Septimus, the stockholders (the "Stockholders" ) of Ace. Subsidiary was a New York corporation wholly-owned by the Company. Ace was a privately held New York corporation, which distributes medical, janitorial and dietary products in the tri-state area from its warehouse in Brooklyn, New York.

     At the closing, Ace merged into Subsidiary in a merger carried out pursuant to the laws of the State of New York (the "Merger"). In connection with the Merger, the Stockholders of Ace transferred l00% ownership of Ace and two affiliated companies to the Company and Stockholders of Ace received an aggregate of 1,000,000 shares of Common Stock of the Company and 3,500 1997 Series A 12% Preferred Stock (the "1997 Preferred Stock").

     The rights, preferences and conditions of the 1997 Preferred
Stock are as follows:

          (a) the 1997 Preferred Stock shall have a stated value of One Thousand Dollars ($1,000) per share;

          (b) the holders of the 1997 Preferred Stock are entitled to a cumulative dividend at the rate of One Hundred Twenty Dollars ($120.00) per share per annum, when, as and if declared by the Board of Directors of the Company;

          (c) the holders of the 1997 Preferred Stock are entitled to receive One Thousand Dollars ($1,000) per share and accrued and accumulated dividends thereon at the rate aforesaid, if any, and no more on liquidation of the Company before any payment is made to the holders of Common Stock;

          (d) the holders of the 1997 Preferred Stock are not entitled to any vote at any meeting of the shareholders of the Company unless the dividends are in arrears longer than one year at which time the holders of the 1997 Preferred Stock are entitled to 1,000 votes per share and will vote along with the holders of Common Stock as one Class;

          (e) the shares of the 1997 Preferred Stock are not convertible;

          (f)   the shares shall be redeemed for cash  at  a
     redemption price of $1,000 per share, plus accrued, but
     unpaid   dividends,  out  of  funds  legally  available
     therefore, on October 27, 2017.

          (h) the holders of the Preferred Shares share pro-rata with the holders of the 1996 and 1996-A Preferred
     Stock in the event of a liquidation or a dissolution of the Company.

     The consideration paid by the Company was determined by negotiations between the Stockholders of Ace and a committee made up of certain members of the Board of Directors of the Company. The amount of Shares of 1997 Preferred Stock received by the Stockholders of Ace was calculated by multiplying 1,000,000 (number of shares of Common Stock issued to them) by the average of the Bid prices of the Common Stock of the Company for thirty days prior to the closing and subtracting such product from 4,000,000 and dividing the sum by 1,000 (the stated value of each of the 1997 Preferred Stock).

     The Company has received an opinion from Chartered Capital Advisers, Inc., independent investment advisers, that the amount of Common Stock and Preferred Stock issued as consideration in the Merger is fair to the Company and its stockholders from a financial point of view.

                            PROPOSAL 1

                      ELECTION OF DIRECTORS

At  the  Annual Meeting, three Directors will be elected  by  the shareholders  to  serve  until the next  annual  meeting  of  the shareholders or until their successors are elected and shall qualify. The accompanying form of Proxy will be voted for the re-election as Directors of David Refson, Richard Helfman and David
Guttmann,  unless the Proxy contains contrary instructions.   See
"Directors  of  the Company" for a description of such  nominees'
business  experience.   Proxies cannot be  voted  for  a  greater
number of persons than the number of nominees named in the Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.
However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE
ELECTION OF THE ABOVE NAMED NOMINEES.  PROXIES SOLICITED  BY  THE
BOARD  OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS  SPECIFY
IN THEIR PROXIES A CONTRARY CHOICE.

                          PROPOSAL NO.2

               APPROVAL OF 1998 STOCK OPTION PLAN


General

         The Board of Directors is proposing for stockholder approval the Company's 1998 Stock Option Plan,(the "1998 Option Plan"). The Board of Directors approved the 1998 Option Plan in May 1998, subject to stockholder approval at this Meeting. The purposes of the 1998 Option Plan are (I) to align the interests of the Company's stockholders and recipients of options under the 1998 Option Plan by increasing the proprietary interest of such recipients in the Company's growth and success, and (ii) to advance the interests of the Company by providing additional incentives to officers, key employees and well-qualified non-employee directors and consultants who provide services to the Company , who are responsible for management and growth of the Company ,or otherwise contribute to the conduct and direction of its business, operations and affairs. Under the 1998 Option Plan, the Company may grant incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options to purchase an aggregate of up to 750,000 shares of Common Stock. Reference is made to Appendix A to this Proxy Statement for the complete text of the 1998 Option Plan, which is summarized below.

DESCRIPTION OF THE 1998 OPTION PLAN

     Shares and Options Subject to the Plan. The 1998 Option Plan provides for the grant of options to purchase an aggregate of 750,000 shares of Common Stock (subject to adjustment). Options may be either incentive stock options intended to meet the requirements of Section 422 of the Code or nonqualified stock options. The 1998 Option Plan includes provisions for adjustment of the number of shares of Common Stock available for grant thereunder and in the number of shares of Common Stock underlying outstanding options in the event of any stock splits, stock dividends or other relevant changes in the capitalization of the Company. No option may be granted after May 20, 2008.

     Eligibility.   Under  the  1998  Option   Plan,   employees,
including officers, are eligible to receive grants of either incentive stock options structured to qualify under Section 422 of the Code, or nonqualified stock options which are not intended to meet the requirements of Code Section 422. Consultants and non-employee directors are eligible to be granted only nonqualified options. One non-employee director, and approximately 30 officers and other employees of the Company and its subsidiaries are eligible to participate in the 1998 Option Plan. No consultants of the Company or its subsidiaries are currently eligible to participate in the 1998 Option Plan. The 1998 Option Plan contains no present criteria determining the identity or amount of Options to be granted to any person or groups of persons. Therefore, no determination can be made at the present time as to the benefits or amounts that will be or would have been issued to any particular person or groups of persons under the 1998 Option Plan.

     Administration. Administration of the 1998 Option Plan has been delegated to the Board of Directors or a committee of the Board of Directors which will consist entirely of "disinterested" directors within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code. The Board or Committee, within the parameters of the 1998 Option Plan, has authority to determine to whom options are granted the number of options granted, and the terms of such options. All questions of interpretation or application of the 1998 Option Plan are determined by Board or Committee whose decisions are final and binding upon all participants.

     Terms of Options. Each option granted will be evidenced by a stock option agreement.

         Consideration for granting of the options pursuant to the 1998 Option Plan will be provided by the recipient's past, present and expected future contribution to the Company; no monetary consideration is provided.

     Termination. Unless terminated earlier due to termination of the optionee's status as an employee or consultant of the Company, options granted under the 1998 Option Plan will terminate not later than the tenth anniversary of the date of grant; except that an incentive stock option granted to an employee who at the date of grant owned more than 10% of the combined voting power of all classes of stock of the Company and its subsidiaries will terminate not later than the fifth anniversary of the date of grant. Options granted to non-employee directors expire not later than the fifth anniversary of the grant date.

     Nonqualified Options. An optionee whose employment relationship has terminated due to death or disability, may exercise his or her outstanding nonqualified stock options to the extent exercisable on the termination date until the earlier of expiration of the option and one year (or such other period as set forth in the option agreement) following the termination date. If employment terminates for any other reason, the optionee may exercise his or her outstanding nonqualified stock options to the extent exercisable on the termination date until the earlier of expiration of the option and three months following the termination date.

     Non-Employee   Director   Options.   Options   granted    to
non-employee directors expire no later than the fifth anniversary of the grant date and are not subject to earlier termination unless the Board or Committee sets forth otherwise.

     Incentive Stock Options. Unless otherwise specified in the option agreement, an incentive stock option may be exercised by the optionee or his or her legal representative following termination of employment due to death or permanent and total disability (as defined in Section 22(e)(3) of the Code), until the earlier of expiration of the option and one year (or such shorter period specified in the option agreement) following the date of termination. An optionee whose employment is terminated for any other reason may exercise his or her incentive stock options for a period of three months from the date of such termination. In each case, options are exercisable only to the extent they were exercisable on the termination date.

     Transfer Restrictions. No option is transferable by the optionee otherwise than by will or the laws of descent and distribution.

     Exercise Price. The option exercise price per share of Common Stock to be issued upon exercise of all incentive stock options under the 1998 Option Plan must be at least 100% of the fair market value per share of the Company's Common Stock on the date of grant of the option. Incentive stock options granted to an employee who on the grant date owns more than 10% of the combined voting power of all classes of stock of the Company and its subsidiaries (a "10% Holder") are required to have an exercise price of at least 110% of fair market value. The fair market value is determined to be the closing sales price of a share of Common Stock on the date of grant.

     Exercise. The options may be immediately exercisable on the date of grant or the right to acquire shares underlying the options may become vested as determined by The Board or Committee and specified in the option agreement; provided, however, that options granted to a 10% Holder are not exercisable beyond the fifth anniversary of the grant date. Payment of the exercise price is to be made in cash, or if allowed in the option agreement, by the delivery to the Company of shares of Common
Stock, by instructing the Company to withhold shares of Common Stock issuable upon exercise having a fair market value equal to the exercise price, and by a so-called "cashless exercise" involving a securities broker-dealer or by any combination of the same. Common Stock surrendered in payment of the exercise price will be valued at its fair market value as of the exercise date. Upon termination of employment, options are exercisable only to the extent vested as of the termination date.

     Effective Date; Termination. If approved by stockholders, the 1998 Option Plan will become effective retroactively as of May 20, 1998, the date of Board approval thereof. If the 1998 Option Plan is not approved at this meeting of shareholders, it will terminate on such date and all options previously granted thereunder (none granted as of June 25, 1998 and, if granted, will be subject to stockholder approval of the 1998 Option Plan) will become null and void. If the 1998 Option Plan is approved by stockholders, it will terminate May 20, 2008.

     AMENDMENTS. The Board of Directors may amend the 1998 Option Plan, provided that an optionee's consent is required to any amendment which would impair any option or deprive the optionee of any of his or her rights under the 1998 Option Plan; and shareholder approval is required of any amendment that would (i) increase the maximum number of shares for which options may be granted (except as subject to adjustment under the 1998 Option
Plan),  and (ii) effect any change inconsistent with Section  422 of the Code.

       Awards Under the Plan. There has not been any award of any options by the Board or Committee under the 1998 Option Plan, to date.

       Certain Federal Income Tax Consequences. An optionee will not recognize any income upon the grant of an option. An optionee will recognize compensation taxable as ordinary income (and subject to income tax withholding) upon exercise of a nonqualified stock options equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognized income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option is granted and one year from the date it is exercised, any gain or loss arising from subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the optionee will recognized compensation taxable as ordinary income equal to the excess of the lesser of (I) the amount realized upon such disposition, and
(ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company will be entitled to a corresponding deduction.


       VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

         Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote is required to approve the adoption of the 1998 Option Plan.

         THE  BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
OF THIS
PROPOSAL. EACH PROXY RETURNED TO THE PROXY HOLDERS WILL BE  VOTED
"FOR"   APPROVAL  OF  THE  1998  OPTION  PLAN,  UNLESS  OTHERWISE
INSTRUCTED.


                           PROPOSAL 3

    APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Goldstein Golub Kessler & Company, P.C., independent public accountants, to audit the accounts of the Company for the fiscal year ending December 31, 1998. Goldstein Golub Kessler & Company, P.C. was initially appointed by the Board of Directors in 1997 in connection with the audit of the Company's accounts for the fiscal year ended December 31, 1997. Goldstein Golub Kessler & Company, P.C. has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in the Company other than as auditors. Although the selection and appointment of independent auditors is not required to be submitted to a vote of shareholders, the Directors deem it desirable to obtain the shareholders' ratification and approval of this appointment.

Representatives of Goldstein Golub Kessler & Company, P.C. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Approval of the proposal requires the affirmative vote of a majority of the Shares voted with respect thereto. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint other independent auditors of the Company for the next fiscal year.

          THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR"
          RATIFICATION  OF  THE  APPOINTMENT   OF   THE
          AUDITORS


The Company will provide without charge to each person being solicited by this Proxy Statement, on written request of any such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended December 31, 1997 (as filed with the
Securities and Exchange Commission), including financial statements. All such requests should be directed to Henry Lam at Creative Technologies Corp., 170 53rd Street, Brooklyn, New York 11232.

All proposals of shareholders intended to be included in the proxy statement to be presented in the 1999 Annual Meeting materials must be received by the Company's executive offices in Brooklyn, New York, no later than February 1, 1999.

                      By Order of the Board of Directors


Dated: June 25, 1998

          David Selengut

          Secretary
                              PROXY

                     This Proxy is Solicited

                on Behalf of the Board of Directors


                   CREATIVE TECHNOLOGIES CORP.
                         170 53RD STREET
                    BROOKLYN, NEW YORK  11232


The undersigned hereby appoints David Selengut and Henry Lam as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Creative Technologies Corp. held of record by the undersigned on June 1, 1998 at the Annual Meeting of Shareholders to be held on July 28, 1998 or any adjournment thereof.


1.   Election of Directors
          FOR ALL NOMINEES LISTED BELOW

          (except as marked to the contrary below)



     WITHHOLD AUTHORITY
to vote for all nominees below



           (INSTRUCTION: To withhold authority to vote
             for any individual nominee strike a line
          through the nominee's name in the list below)

          David Refson, Richard Helfman, David Guttmann


2.    To  approve  and ratify the Company's 1998  Employee  Stock
Option Plan.


     FOR ___          AGAINST ___     ABSTAIN ___

3.   To  ratify  the  appointment of Goldstein  Golub  Kessler  &
     Company, P.C. as the independent auditors for the Company for the fiscal year ending December 31, 1998.


     FOR ___          AGAINST ___     ABSTAIN ___



     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.
     Please sign exactly as name appears below. When Shares are held by joint tenants, both must sign.


                                           Dated:          , 1998


                                                        Signature



______________________



When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           APPENDIX A

                   CREATIVE TECHNOLOGIES CORP.
                     1998 STOCK OPTION PLAN


I. INTRODUCTION

1.1 PURPOSES. The purposes of the 1998 Stock Option Plan (the "Plan") of Creative Technologies Corp. (the "Company") are (i) to align the interests of the Company's stockholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other key employees and consultants, and well-qualified persons who are not officers or employees of the Company ("Non-Employee Directors") for service as directors of the Company and (iii) to motivate such persons to act in the long-term best interests of the Company's stockholders.

1.2 ADMINISTRATION. This Plan shall be administered by the Board of Directors (the "Board") or a committee (the "Committee")designated by the Board of Directors of the Company consisting of two or more members of the Board. Each member of the Committee, if a Committee shall be appointed, shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Board or Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the option agreement. The Board or Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. The Board or Committee may, in its sole discretion and for any reason at any time take action such that any or all outstanding options shall become exercisable in part or in full. Each option shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions of such option.

     The Board or Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Board or Committee deems appropriate; provided, however, that the Board or Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an option grant to such an officer or other person.

     No member of the Board of Directors or Committee, and neither the Chief Executive Officer nor other executive officer to whom the Board or Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Board or Committee shall constitute a quorum. The acts of the Board or Committee shall be either (i) acts of a majority of the members of the Board or Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Board or Committee without a meeting.

1.3 ELIGIBILITY. Participants in this Plan shall consist of such officers and other employees or persons expected to become employees of the Company or its subsidiaries and consultants who are providing bona fide services unrelated to the offer or sale of securities in a capital raising transaction to the Company or a Subsidiary from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") as the Board or Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary and engagement as a consultant to the Company or a Subsidiary. The Board or Committee's selection of a person to participate in this Plan at any time shall not require the Board or Committee to select such person to participate in this Plan at any other time. Non-employee directors of the Company shall be eligible to participate in this Plan in accordance with Section III.

1.4  SHARES  AVAILABLE.  Subject to  adjustment  as  provided  in
Section 4.7, 750,000 shares of the common stock, $0.09 par value, of the Company (the "Common Stock"), shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options under this Plan. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such option, or to satisfy all or a portion of the tax withholding obligations relating to such option, then such shares of Common Stock shall again be available under this Plan.

     Shares  of  Common  Stock  shall  be  made  available   from
authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

II. STOCK OPTIONS

2.1 GRANTS OF STOCK OPTIONS. The Board or Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Board or Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. An incentive stock option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in
Section 424 of the Code). An incentive stock option shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Board or Committee to constitute an incentive stock option. Each incentive stock option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value
(determined as of the date of grant) of shares of Common Stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute non-qualified stock options. "Fair Market Value" shall mean the last reported sale price of a share of Common Stock on Nasdaq, or on such principal stock exchange on which the Common Stock may then be listed, on the date as of which such value is being determined or, if there shall be no reported sale price for such date, on the next preceding date for which a sale was reported, in each case as such price is officially reported by Nasdaq or such exchange, or if the Common Stock is not then listed on an exchange or quoted on a system that reports last sale price, then the average of the last reported bid and asked prices for the Common Stock for such date as furnished by Nasdaq or a similar organization if Nasdaq is not then reporting such information; provided, that if Fair Market Value for a specified date cannot be determined as provided in the preceding clause, Fair Market Value shall be determined by the Board or Committee by whatever means or method as the Board or Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

2.2 TERMS OF STOCK OPTIONS. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board or Committee shall deem advisable:

     (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Board or Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a non-qualified stock option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of such option and the purchase price per share of Common Stock purchasable upon exercise of an incentive stock option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an incentive stock option.

     (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Board or Committee; provided, however, that no incentive stock option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Board or Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Board or Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

     (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. The Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

2.3      TERMINATION OF EMPLOYMENT.

     (a)  Disability, Retirement and Death. Subject to  paragraph
(d) below and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with the Company terminates by reason of Disability or death each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or date of death, as applicable, and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person) until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment or date of death, as applicable, and
(ii) the expiration date of the term of such option. For purposes of this Plan, "Disability" shall mean the inability of an optionee substantially to perform such optionee's duties and responsibilities for a continuous period of at least six months.

     (b) Other Termination. Subject to paragraph (d) below and unless otherwise specified in the Agreement relating to an option if an optionee's employment with the Company terminates for any reason other than Disability or death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

     (c) Death Following Termination of Employment. Subject to paragraph (d) below and unless otherwise specified in the
Agreement relating to an option, if an optionee dies during the period set forth in Section 2.3(a) following termination of employment by reason of Disability or if an optionee dies during the period set forth in Section 2.3(b) following termination of employment for any other reason other than Disability, each option held by such optionee shall be exercisable only to the
extent  that  such  option is exercisable on the  date  of   such
optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     (d)  Termination of Employment - Incentive Stock Options.

     (i) Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an incentive stock option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code) or death, each incentive stock option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment by reason of Permanent and Total Disability or date of death, as applicable, and may thereafter be exercised by such optionee (or such optionee's executor, administrator, legal representative, beneficiary or similar person) until and including the earliest to occur of (1) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination of employment by reason of Permanent and Total Disability or date of death, as applicable, and (2) the expiration date of the term of such option.

     (ii) If the employment with the Company of a holder of an incentive stock option terminates for any reason other than Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earliest to occur of
(1) the date which is three months after the effective date of such optionee's termination of employment and (2) the expiration date of the term of such option.

     (iii) If the holder of an incentive stock option dies during the period set forth in Section 2.3(d)(i) following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an incentive stock option dies during the period set forth in Section 2.3(d)(ii) following termination of employment for any reason other than Permanent and Total Disability or death, each incentive stock option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earliest to occur of (1) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and
(2) the expiration date of the term of such option.


III. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

3.1 ELIGIBILITY. Each member of the Board of Directors of the Company who is not an employee, either full-time or part-time, of the Company or a Subsidiary (a "non-employee director") may be granted options to purchase shares of Common Stock in accordance with this Section III. All options granted under this Section III shall constitute non-qualified stock options.

3.2 GRANTS OF STOCK OPTIONS. Each non-employee director shall be granted non-qualified stock options in such amount as the Board or Committee shall determine from time to time.

3.3 EXERCISE PRICE. Each option granted under this Section III shall have an exercise price equal to the Fair Market Value per share of Common Stock on the date of grant.

3.4 OPTION PERIOD AND EXERCISABILITY. Each option granted under this Section III shall be exercisable and shall expire at such time as the Board or Committee shall determine.

3.5 TERMINATION OF DIRECTORSHIP. Upon the termination of an optionee's service as a non-employee director for any reason, all options granted to such non-employee director under this Section III shall remain fully exercisable to the extent exercisable on the date of such termination and thereafter may be exercised by such holder (or such holder's executor, administrator, legal representative, beneficiary or similar person) until and including the earliest to occur of (i) the date which is three months after the effective date of such optionee's termination of directorship and (ii) the expiration date of the term of such option.


IV. GENERAL

4.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval and, if approved by the stockholders, shall become effective as of the date of approval by the Board. No option may be exercised prior to the date of such stockholder approval. This Plan shall terminate when shares of Common Stock are no longer available for the grant of options, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination.

                If this Plan is not approved by the stockholders of the Company, this Plan and any options granted hereunder shall be null and void.

4.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (i) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.7) or (ii) effect any change inconsistent with Section 422 of the Code. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

4.3 AGREEMENT. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

4.4 NON-TRANSFERABILITY. Unless otherwise specified in the Agreement relating to an Option, no option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

4.5 TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. An Agreement may provide that (I) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A),
(B)  and  (C),  in  each  case to the extent  set  forth  in  the
Agreement relating to the option; provided, however, that the Company shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Any fraction of a share of
Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

4.6 RESTRICTIONS ON SHARES. Each option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise of such option or the delivery of shares thereunder, such option shall not be exercised and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

4.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option, the purchase price per security, and the number and class of securities subject to each option to be granted to non-employee directors pursuant to Article III shall be appropriately adjusted by the Board or Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Board or Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of
(x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

4.8 CHANGE IN CONTROL. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations, or upon the sale of substantially all the assets or more than 50% or the then outstanding shares of stock of the Company to another person or entity, the Board or Committee may provide in writing in connection with such transaction for any or all of the following alternatives (separately or in combinations); (i) for outstanding options to become immediately exercisable and/or for other acceleration of the exercisability of options outstanding under this Plan, and may in either case provide that such options shall terminate unless exercised within a specified time period; (ii) for the assumption of the options theretofore granted under this Plan or the substitution for such options outstanding under this Plan of new options to purchase shares of capital stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and exercise prices; or (iii) for the continuance of this Plan by a successor corporation in which event this Plan and the options theretofore granted under this Plan shall continue in the manner and under the terms so provided.

4.9 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

4.10 RIGHTS AS STOCKHOLDER. No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

4.11 DESIGNATION OF BENEFICIARY. If permitted by the Company, an optionee may file with the Board or Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

Each beneficiary designation shall become effective only when filed in writing with the Board or Committee during the optionee's lifetime on a form prescribed by the Board or Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Board or Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations. If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

4.12 GOVERNING LAW. This Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of New York and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.13 FOREIGN EMPLOYEES. Without amending this Plan, the Board or Committee may grant options to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Board or Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Board or Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.